Form 8-K - CURRENT REPORT

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) September 3, 2003

                  CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2
               (Exact name of registrant as specified in its charter)


         California                  0-11723                  94-2883067
       (State or other             (Commission             (I.R.S. Employer
       jurisdiction of             File Number)         Identification Number)
       incorporation)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                         (Registrant's telephone number)

                                       N/A
           (Former name or former address, if changed since last report)


Item 2.     Acquisition or Disposition of Assets

Consolidated Capital Institutional Properties/2 (the "Partnership") was formed in April 1983 for the primary purpose of lending funds to Consolidated Capital Equity Partners/Two, L.P. ("CCEP/2"), a California limited partnership. The Partnership loaned funds to CCEP/2 subject to a non-recourse note with a participation interest (the "Master Loan"). The loans were made to, and the real property that secures the Master Loan was purchased and owned by, CCEP/2.

The Master Loan matured in November 2000. As a result of CCEP/2's inability to repay the Master Loan, ConCap Equities, Inc., the Partnership's general partner (the "General Partner"), exercised the Partnership's rights under the Master Loan agreement and foreclosed on the last remaining property that collateralized the Master Loan.

On September 3, 2003, the general partner of CCEP/2 executed and filed a deed in lieu of foreclosure on Glenbridge Manor Apartments, a property owned by CCEP/2. With the execution of the deed in lieu of foreclosure, title in the property owned by CCEP/2 is now vested in the Partnership. At this time, the Partnership intends to continue to operate this property as a residential apartment complex.

Both ConCap Equities, Inc. and ConCap Holdings, Inc., the general partner of CCEP/2, are wholly owned subsidiaries of Apartment Investment and Management Company, a real estate investment trust.

Item 7.     Financial Statements and Exhibits

(a) Any required financial statements for the properties acquired as well as the pro forma information for the Partnership are not included in this report. Any required financial statements and the pro forma information will be submitted no later than November 17, 2003.

(c)   Exhibits

The following exhibits are filed with this report (1):

      10.33 Assignment of Partnership Rights and Distributions between Consolidated Capital Equity Partners/Two, L.P., a California limited partnership and Consolidated Capital Institutional Properties/2, a California limited partnership (Incorporated by reference to the Current Report on Form 8-K dated August 22, 2002).

      10.34 Agreement for Conveyance of Real Property, including exhibits thereto, between Consolidated Capital Equity Partners/Two, L.P., a California limited partnership and Consolidated Capital Institutional Properties/2, a California limited partnership (Incorporated by reference to the Current Report on Form 8-K dated August 22, 2002).

(1) Schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2

                                    By:   ConCap Equities, Inc.
                                          Its General Partner


                                    By:   /s/Patrick J. Foye
                                          Patrick J. Foye
                                          Executive Vice President and Director


                                    Date: September 22, 2003